CHANTICLEER HOLDINGS

NASDAQ: HOTR

EARNINGS PRESENTATION


BGR
THE BURGER JOINT



First Quarter 2016

Safe Harbor Statement

Statements in this presentation that are not descriptions of historical facts are forward-looking statements relating to future events, and as such all forward-looking statements are made pursuant to the Securities Litigation Reform Act of 1995. Statements may contain certain forward-looking statements pertaining to future anticipated or projected plans, performance and developments, as well as other statements relating to future operations and results. Any statements in this presentation that are not statements of historical fact may be considered to be forward-looking statements. Words such as "may," "will," "expect," "believe," "anticipate," "estimate," "intends," "goal," "objective," "seek," "attempt," or variations of these or similar words, identify forward-looking statements. These forward-looking statements by their nature are estimates of future results only and involve substantial risks and uncertainties, including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, development of new stores, successful completion of the Company's proposed acquisitions and expansion, the impact of competitive products or pricing, technological changes, the effect of economic conditions and other uncertainties detailed from time to time in our reports filed with the Securities and Exchange Commission. There can be no assurance that our actual results will not differ materially from expectations and other factors more fully described in our public filings with the U.S. Securities and Exchange Commission, which can be reviewed at www.sec.gov.

First Quarter Highlights

- Revenue increased 34% to $11.6 million
- Significant margin improvement:
  - COS improves to 33.4% from 35.2%
  - SG&A improves to 15.2% from 21.9%
- Restaurant EBITDA increased 85% to $1.0M
- Adjusted EBITDA improved 22%
- Plans for multiple new LBB locations - Portland, Seattle
- BGR multi-unit franchise deals in Salt Lake City and Baltimore

Financial Review

Consolidated 1Q16 Income Statement *($ in Millions)*

	Three Months Ended				
	March 31, 2016		March 31, 2015		
	Amount	% of Revenue*	Amount	% of Revenue*	% Change
Restaurant sales, net	$ 11.3		$ 8.4		*34%*
Gaming income, net	0.1		0.1		*-25%*
Management fees	0.0		0.1		*-75%*
Franchise income	0.2		0.0		*-*
Total revenue	**$ 11.6**		**$ 8.7**		***34%***
Restaurant cost of sales	3.8	*33.4%*	3.0	*35.2%*	*28%*
Restaurant operating expenses	6.8	*60.3%*	5.1	*60.2%*	*35%*
Restaurant pre-opening and closing expenses	0.0	*0.1%*	0.2	*2.5%*	*-96%*
General and administrative	1.8	*15.2%*	1.9	*21.9%*	*-7%*
Depreciation and amortization	0.8	*7.1%*	0.4	*5.1%*	*89%*
Total expenses	**13.2**	***113.6%***	**10.6**	***121.9%***	***25%***
Loss from operations	**$ (1.6)**		**$ (1.9)**		

Restaurant EBITDA	**$ 1.0**	***9%***	**$ 0.5**	***6%***	***85%***
Adjusted EBITDA	**$ (0.6)**	***6%***	**$ (0.8)**	***9%***	***22%***
EPS	**$ (0.07)**		**$ (0.27)**		***76%***

Revenue and Systemwide Store Count *($ in Millions)*

	Three Months Ended March 31, 2016						Store Count, end of period		
Revenue	Restaurant	Gaming	Franchise	Mgmt Fee	Total	% of Total	Company	Franchise	Total
Hooters Full Service	$ 4.6	$ 0.1	$ -	$ -	$ 4.7	40.3%	15	-	15
Better Burgers Fast Casual	5.4	-	0.2	-	5.6	47.8%	27	12	39
Just Fresh Fast Casual	1.4	-	-	-	1.4	11.7%	8	-	8
Corporate and Other	-	-	-	0.0	0.0	0.2%	-	-	-
Total Revenue	$ 11.3	$ 0.1	$ 0.2	$ 0.0	$ 11.6	100.0%	50	12	62

	Three Months Ended March 31, 2015						Store Count, end of period		
Revenue	Restaurant	Gaming	Franchise	Mgmt Fee	Total	% of Total	Company	Franchise	Total
Hooters Full Service	$ 5.7	$ 0.1	$ -	$ 0.1	$ 5.9	67.8%	13		13
Better Burgers Fast Casual	1.4	-	0.0	-	1.5	16.8%	15	11	26
Just Fresh Fast Casual	1.3	-	-	-	1.3	15.1%	7		7
Corporate and Other	-	-	-	0.0	0.0	0.3%	-	-	-
Total Revenue	$ 8.4	$ 0.1	$ 0.0	$ 0.1	$ 8.7	100.0%	35	11	46

Quarterly Same Store Comps*

	1Q16 Local Currency	1Q16 US Dollars
Better Burger Fast Casual	10.9%	10.9%
Other Fast Casual	2.0%	2.0%
Hooters Full Service US	-1.8%	-1.8%
Hooters Full Service International	-9.0%	-25.7%

** Includes only those restaurant locations owned and operated by the Company for the full quarter of the current and prior year quarter and opened at least 18 months*

***Excludes Hooters Australia locations due to administration period*

Total Revenue by Concept


Q1 16
0.2%
11.7%
40.3%
47.8%
Hooters Full Service
Better Burgers Fast Casual
Just Fresh Fast Casual
Corp & Other


Q1 15
15.1%
0.3%
16.8%
67.8%
Hooters Full Service
Better Burgers Fast Casual
Just Fresh Fast Casual
Corp & Other

*Total Reported Revenue - Not normalized

Better Burger Targets

Burger Business		
	Current	Target
COS %	32%	31%
OPEX %	55%	54%
Restaurant EBITDA%	16%	17%
G&A%	10%	6%
Adjusted EBITDA	5%	11%

Action Plans and Initiatives	
	Strong Profit Contributions - Addressing Cost Structure
Revenue Initiatives	• Strong pipeline for organic growth • LBB Franchising - Expected to Launch H2 2016 • Menu/price changes, Marketing initiatives
Cost Reduction Initiatives	• Beverage contract renegotiations • Supplier consolidation • Lease renegotiations • Staffing model, overhead rationalization

Hooters Targets

Hooters			
	Current	Pro Forma, excluding Australia and Hungary	Target
COS %	34%	33%	32%
OPEX %	69%	60%	57%
Restaurant EBITDA%	0%	10%	13%
G&A%	7%	6%	5%
Adjusted EBITDA	(7)%	4%	8%

Action Plans and Initiatives	
	Core Regions Performing, Addressing Australia, Hungary
Revenue Initiatives	• Ramping up marketing in Australia • Menu and pricing changes underway
Cost Initiatives	• Vendor changes, Import strategies • Staffing adjustments • Lease renegotiations • Overhead rationalization • Currently monitoring AUS and Hungary underperforming stores– intent to fix or close in 2016

Corporate initiatives

- Post acquisition review and streamlining of all back office functions
- Consolidating accounting and point of sale systems
- Standardize accounting and back office procedures
- Rationalize, streamline accounting and support functions
- Reviewing / changing professional service providers
  - Audit fee reductions
- Consolidating vendors

Consolidated Targets

Consolidated			
	Current	Pro Forma, excluding Australia and Hungary	Target
COS %	33%	33.1%	32-33%
OPEX %	60%	56.2%	55-56%
Restaurant EBITDA%	9%	13.3%	14-16%
G&A%	15%	16.3%	9-10%
Adjusted EBITDA	(6)%	-2.0%	4-7%

Balance Sheet Comparison

Dollars in millions	March 31, 2016	December 31, 2015
Assets		
Cash	$1.2	$1.5
Property, Plant & Equipment	16.4	16.6
Goodwill & Intangible Assets	19.9	20.0
Total Assets	41.4	42.2
Liabilities		
Accounts Payable & Accrued Expenses	$6.5	$5.5
Debt, Conv. Debt, & Capital Leases	9.6	9.3
Total Liabilities	21.0	20.4
Stockholders' Equity	20.4	21.8

Transactions under Consideration

- LOI with U.S. investment bank for up to $10 million in capital under the U.S. Government's EB-5 program
  - Use proceeds to open new restaurants and create new jobs in qualified geographic regions
  - Three sites approved in Portland
- LOI with U.S. investor to fully fund the opening of up to 10 Little Big Burger restaurants in Seattle
- Up to 10 million GRP Bond deal being marketed in UK
- Additional joint venture opportunities for new LBB markets

Operational Review/Growth Strategy

Long Term Growth Strategy

2013-2014	Current Focus	Future
Acquired Fast Casual Concepts	**Drive Margins and Profits**	**Make Additional Regional Brand Acquisitions**

2013-2014 – Acquired Fast Casual Concepts

- Acquired 4 better burger concepts
  - Little Big Burger
  - BGR The Burger Joint
  - BT's Burger Joint
  - American Burger Co

Current Focus – Drive Margins and Profits

- Drive efficiencies – moving business to EBITDA profitability
- Grow organically

Future – Make Additional Regional Brand Acquisitions

- Proven success with regional brand acquisitions
- Augment organic growth
- Drive public company scale

Achieve Sustained, Long-Term Growth in Shareholders' Equity

Organic Growth Through Robust New Store Pipeline

- BGR multi-unit franchise deals in the Salt Lake City and Baltimore-Washington D.C. markets
- Signed lease in January for 11th corporate owned BGR location in Fairfax, VA
- In February, announced the opening of eighth Just Fresh location in Charlotte, NC
- Announced plans to open ninth, tenth, and eleventh Little Big Burger locations H2 2016
- Multiple additional LOI's in Seattle area

Australia Update

- Increased ownership from 60% to 80% in the Parramatta, Penrith, Campbelltown, Surfers Paradise, and Townsville locations end of Q3
- 4Q15 marked beginning of turnaround phase
  - Recently strengthened management team is driving operational improvements
- Negative impact of ~$400K on EBITDA in 1Q16
- Four out of five stores nearing profitability;
- Monitoring performance closely – Plan to fix or exit in near term

Conclusion

Clear Path to Profitability	• Near term strategy to realize significant near term efficiencies • Moving business to sustained profitability
Organic Growth in Burger Business	• Expanding franchisor strategy to Little Big Burger • Driving comp performance
Enhancing Profitability of Hooters Business	• Core regions performing well • Brand continues to grow internationally • Closely monitoring underperforming regions
Positioning For Long Term Growth Through Adding Additional Regional Brands	• Regional brand strategy is working; unit economics are excellent • Long term goal to significantly scale to better drive efficiencies

Appendix - Use of Non-GAAP Measures

Chanticleer Holdings, Inc. prepares its condensed consolidated financial statements in accordance with United States generally accepted accounting principles ("GAAP"). In addition to disclosing financial results prepared in accordance with GAAP, the Company discloses information regarding Adjusted EBITDA and Restaurant EBITDA, which differ from the term EBITDA as it is commonly used. In addition to adjusting net income (loss) from continuing operations to exclude taxes, interest, and depreciation and amortization, Adjusted EBITDA also excludes pre-opening and closing costs for our restaurants, non-cash expenses, transaction-related expenses, change in fair value of derivative liability and other income and expenses. In addition, Restaurant EBITDA also excludes management fee income and general and administrative expenses. Adjusted EBITDA and restaurant EBITDA are not measures of performance defined in accordance with GAAP. However, adjusted EBITDA and restaurant EBITDA are used internally in planning and evaluating the company's operating performance and by the Company's creditors. Accordingly, management believes that disclosure of these metrics offers investors, bankers and other stakeholders an additional view of the company's operations that, when coupled with the GAAP results, provides a more complete understanding of the Company's financial results. Adjusted EBITDA and Restaurant EBITDA should not be considered as alternatives to net loss or to net cash used in operating activities as a measure of operating results or of liquidity. It may not be comparable to similarly titled measures used by other companies, and it excludes financial information that some may consider important in evaluating the company's performance. A reconciliation of GAAP net income (loss) to Adjusted EBITDA and Restaurant EBITDA is included in the accompanying financial schedules. For further information, please refer to Chanticleer's Quarterly Report on Form 10-Q filed with the SEC on November 16, 2015, available online at www.sec.gov.

Appendix - EBITDA Reconciliation *($ in Millions)*

Chanticleer Holdings, Inc. and Subsidiaries
Reconcilation of Net Loss to EBITDA
(Unaudited)

	Three Months Ended	
	March 31, 2016	March 31, 2015
Consolidated net loss	$ (1,596,979)	$ (2,407,886)
Interest expense	609,833	704,852
Income tax	36,231	(32,920)
Depreciation and amortization	828,655	438,637
EBITDA	$ (122,260)	$ (1,297,317)
Restaurant pre-opening and closing expenses	7,555	206,747
Change in fair value of derivative liabilities	(615,662)	(338,053)
Loss on extinguishment of debt	-	170,089
Realized(loss) gains on securities	-	-
Equity in losses of investments	-	-
Asset impairment charge	-	-
Transaction-related expenses	98,399	435,715
Other income	(8,108)	1,533
Adjusted EBITDA	$ (640,076)	$ (821,286)
General and administrative expenses	1,662,608	1,462,638
Management fee revenue	(25,000)	(101,221)
Restaurant EBITDA	$ 997,532	$ 540,131

CHANTICLEER HOLDINGS

NASDAQ: HOTR

THANK YOU


AMERICAN BURGER CO
BGR
THE BURGER JOINT

Investor Contact:
Institutional Marketing Services (IMS)
Investor Relations
(203) 972-9200
jnesbett@institutionalms.com

Investor Contact:
Chanticleer Holdings, Inc.
Investor & Media Relations
(704) 366-5122
ir@chanticleerholdings.com